Exhibit 21.1

LIST OF SUBSIDIARIES OF BGC PARTNERS, INC.

ENTITY NAMES	DOMESTIC JURISDICTION

ABC INSURANCE SERVICES LIMITED	UNITED KINGDOM
AMEEFI SERVICES, INC.	DELAWARE
AMPEX ENERGY, LLC	DELAWARE
AQUA SECURITIES HOLDINGS, LLC	DELAWARE
AQUA SECURITIES, L.P.	DELAWARE
AQUA SOFTWARE, LLC	DELAWARE
AUREL BGC	FRANCE
BESSO (ASIA PACIFIC) LIMITED	HONG KONG
BESSO AFFINITY GROUPS LIMITED	UNITED KINGDOM
BESSO ESOP TRUSTEE LIMITED	UNITED KINGDOM
BESSO GRIMME INSURANCE BROKERSGMBH	GERMANY
BESSO INSURANCE GROUP LIMITED	UNITED KINGDOM
BESSO INSURANCE SERVICES LIMITED	UNITED KINGDOM
BESSO INTERNATIONAL (RE) LIMITED	UNITED KINGDOM
BESSO INTERNATIONAL SPECIE LIMITED	UNITED KINGDOM
BESSO LIMITED	UNITED KINGDOM
BESSO LLP	UNITED KINGDOM
BESSO MARINE LIMITED	UNITED KINGDOM
BESSO OPERATIONAL SUPPORT SERVICES LIMITED	UNITED KINGDOM
BESSO PARTNERS LIMITED	UNITED KINGDOM
BESSO RE (MIDDLE EAST) LIMITED	DUBAI
BESSO RE BRASIL CORRETORA DE RESSEGUROS LTDA	BRAZIL
BESSO RE LIMITED	UNITED KINGDOM
BESSO RISK SOLUTIONS LTD	UNITED KINGDOM
BESSO SIGORTA VE REASURANS BROKERLIGI LTD	TURKEY
BESSO SPECIAL GROUPS LIMITED	UNITED KINGDOM
BESSO TRANSPORTATION LIMITED	UNITED KINGDOM
BGC BRAZIL HOLDINGS LIMITADA	BRAZIL
BGC BRAZIL HOLDINGS, LLC	DELAWARE
BGC BROKERS GP LIMITED	UNITED KINGDOM
BGC BROKERS HOLDINGS, L.P.	DELAWARE
BGC BROKERS HOLDINGS, LLC	DELAWARE
BGC BROKERS INVESTMENT, L.P.	DELAWARE
BGC BROKERS L.P.	UNITED KINGDOM
BGC BROKERS US HOLDINGS, LLC	DELAWARE
BGC BROKERS US, L.P.	DELAWARE
BGC CANADA SECURITIES COMPANY	CANADA (NOVA SCOTIA)
BGC CANADA SECURITIES COMPANY HOLDINGS, L.P.	DELAWARE
BGC CAPITAL MARKETS (HONG KONG) LIMITED	HONG KONG
BGC CAPITAL MARKETS (JAPAN) LLC	DELAWARE
BGC CAPITAL MARKETS (SWITZERLAND) LLC	DELAWARE
BGC CAPITAL MARKETS AND FOREIGN EXCHANGE BROKER (KOREA) LIMITED	SOUTH KOREA
BGC CAPITAL MARKETS, L.P.	DELAWARE
BGC CAYMAN ISLANDS HOLDINGS I LIMITED	CAYMAN ISLANDS
BGC CHINA HOLDINGS, LLC	DELAWARE

ENTITY NAMES	DOMESTIC JURISDICTION

BGC CHINA, L.P.	DELAWARE
BGC COMMERCIAL REAL ESTATE HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS HOLDINGS, LLC	DELAWARE
BGC DERIVATIVE MARKETS, L.P.	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES HOLDINGS, LLC	DELAWARE
BGC ENVIRONMENTAL BROKERAGE SERVICES, L.P.	DELAWARE
BGC EPSILON FINANCING, LLC	DELAWARE
BGC EPSILON HOLDINGS, LLC	DELAWARE
BGC EUROPEAN GP LIMITED	UNITED KINGDOM
BGC EUROPEAN HOLDINGS, L.P.	UNITED KINGDOM
BGC FINANCIAL GROUP, INC.	DELAWARE
BGC FINANCIAL, L.P.	DELAWARE
BGC FRANCE HOLDINGS	FRANCE
BGC GLOBAL HOLDINGS GP LIMITED	CAYMAN ISLANDS
BGC GLOBAL HOLDINGS, L.P.	CAYMAN ISLANDS
BGC GLOBAL LIMITED	UNITED KINGDOM
BGC GP LIMITED	UNITED KINGDOM
BGC GP, LLC	DELAWARE
BGC HCMC HOLDINGS, LLC	DELAWARE
BGC HOLDINGS (TURKEY), LLC	DELAWARE
BGC HOLDINGS II, LLC	DELAWARE
BGC HOLDINGS U.S., INC.	DELAWARE
BGC HOLDINGS, L.P.	DELAWARE
BGC HOLDINGS, LLC	DELAWARE
BGC INFORMATION HOLDINGS, LLC	DELAWARE
BGC INFORMATION, L.P.	DELAWARE
BGC INTERNATIONAL	UNITED KINGDOM
BGC INTERNATIONAL GP LIMITED	UNITED KINGDOM
BGC INTERNATIONAL HOLDINGS, L.P.	DELAWARE
BGC INTERNATIONAL, L.P.	UNITED KINGDOM
BGC LIQUIDEZ DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS LTDA.	BRAZIL
BGC M LIMITED PARTNERSHIP	UNITED KINGDOM
BGC MARKET DATA HOLDINGS, LLC	DELAWARE
BGC MARKET DATA, L.P.	DELAWARE
BGC MEXICO HOLDINGS, S. DE R.L. de C.V.	MEXICO
BGC MEXICO R.E. HOLDINGS, LLC	DELAWARE
BGC MEXICO R.E. HOLDINGS, S. de R.L. de C.V.	MEXICO
BGC NOTES, LLC	NEW YORK
BGC PARTNERS (AUSTRALIA) PTY LIMITED	AUSTRALIA (NEW SOUTH WALES)
BGC PARTNERS (SINGAPORE) LIMITED	SINGAPORE
BGC PARTNERS CIS LLC	RUSSIA (MOSCOW)
BGC PARTNERS MENKUL DEGERLER A.S.	TURKEY
BGC PARTNERS, L.P.	DELAWARE
BGC POTEN & PARTNERS HOLDINGS, LLC	DELAWARE
BGC RADIX ENERGY L.P.	DELAWARE
BGC REAL ESTATE, LLC	DELAWARE
BGC REMATE HOLDINGS, LLC	DELAWARE
BGC SA FINANCIAL BROKERS (PTY) LIMITED	SOUTH AFRICA
BGC SECURITIES (AUSTRALIA) PTY LIMITED	AUSTRALIA

ENTITY NAMES	DOMESTIC JURISDICTION

BGC SECURITIES (HONG KONG) LLC	DELAWARE
BGC SECURITIES (SINGAPORE) LIMITED	SINGAPORE
BGC SECURITIES SARL	SWITZERLAND (NYON)
BGC SERVICES (HOLDINGS) LLP	UNITED KINGDOM
BGC SHOKEN KAISHA LIMITED	DELAWARE
BGC SUNRISE HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS I, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS II, INC.	DELAWARE
BGC TECHNOLOGY (HONG KONG) HOLDINGS III, LLC	DELAWARE
BGC TECHNOLOGY (HONG KONG) LIMITED	HONG KONG
BGC TECHNOLOGY (JAPAN) LIMITED	JAPAN
BGC TECHNOLOGY A LIMITED	UNITED KINGDOM
BGC TECHNOLOGY B LIMITED	UNITED KINGDOM
BGC TECHNOLOGY BROKERAGE HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY BROKERAGE, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, L.P.	DELAWARE
BGC TECHNOLOGY ELX HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY INTERNATIONAL LIMITED	UNITED KINGDOM
BGC TECHNOLOGY MARKETS HOLDINGS, LLC	DELAWARE
BGC TECHNOLOGY MARKETS, L.P.	DELAWARE
BGC TECHNOLOGY SUPPORT SERVICES LIMITED	UNITED KINGDOM
BGC TECHNOLOGY, LLC	DELAWARE
BGC TRADING HOLDINGS, LLC	DELAWARE
BGC USA HOLDINGS, LLC	DELAWARE
BGC USA, L.P.	DELAWARE
BGCBI, LLC	DELAWARE
BGCCMHK HOLDINGS II, LLC	DELAWARE
BGCCMHK HOLDINGS, LLC	DELAWARE
BGCCMLP HOLDINGS, LLC	DELAWARE
BGCF HOLDINGS, LLC	DELAWARE
BGCIHLP, LLC	DELAWARE
BGCM GP LIMITED	UNITED KINGDOM
BGCP II, INC.	DELAWARE
BGCSHLLP HOLDINGS LIMITED	UNITED KINGDOM
CHART TRADING DEVELOPMENT, LLC	TEXAS
CONTRACT COMPLETION COMPANY LTD	UNITED KINGDOM
CREDITORS COLLECTIONS, LLC	DELAWARE
eAB HOLDINGS, LLC	DELAWARE
EAGLE WEST LIMITED	UNITED KINGDOM
ELX FUTURES HOLDINGS, LLC	DELAWARE
ELX FUTURES, L.P.	DELAWARE
EMBONDS INC.	NEW YORK
EMERGING MARKETS BOND EXCHANGE LIMITED	UNITED KINGDOM
ESX CLEARING HOLDINGS, LLC	DELAWARE
ESX CLEARING, L.P.	DELAWARE
EURO BROKERS (SWITZERLAND) S.A.	SWITZERLAND
EURO BROKERS CANADA LIMITED	CANADA
EURO BROKERS MEXICO S.A. de C.V.	MEXICO
FENICS FX, LLC	DELAWARE
FENICS SECURITIES, LLC	DELAWARE
FHLP HOLDINGS, LLC	DELAWARE

ENTITY NAMES	DOMESTIC JURISDICTION

FHLP, L.P.	DELAWARE
FREEDOM INTERNATIONAL BROKERAGE COMPANY	CANADA (NOVA SCOTIA)
FREEDOM INTERNATIONAL HOLDING, L.P.	DELAWARE
GFI AFRICAN MONEY BROKERS (PTY) LTD	SOUTH AFRICA
GFI BROKERS LIMITED	UNITED KINGDOM
GFI DEL PERU S.A.C.	PERU
GFI EMEA HOLDINGS LIMITED	UNITED KINGDOM
GFI EXCHANGE COLOMBIA S.A.	BOGOTA, DISTRICT OF COLOMBIA
GFI FINANCE SARL	LUXEMBOURG
GFI FUTURES EXCHANGE LLC	DELAWARE
GFI GROUP (PHILIPPINES) INC.	PHILIPPINES
GFI GROUP DO BRASIL CONSULTORIA LTDA	BRAZIL
GFI GROUP INC.	DELAWARE
GFI GROUP LLC	NEW YORK
GFI GROUP MEXICO S.A. DE C.V.	MEXICO
GFI INTERNATIONAL AND CAPITAL MARKET BROKERS (PTY) LIMITED	SOUTH AFRICA
GFI KOREA MONEY BROKERAGE LIMITED	SOUTH KOREA
GFI SECURITIES HOLDINGS (PTY) LIMITED	SOUTH AFRICA
GFI SECURITIES LLC	NEW YORK
GFI SOUTH AFRICA (PTY) LTD	SOUTH AFRICA
GFINET HOLDINGS INC.	DELAWARE
GFINET INC.	DELAWARE
GFINET UK LIMITED	UNITED KINGDOM
GFIX LLC	DELAWARE
GLADSTONE UNDERWRITING AGENCY LIMITED	UNITED KINGDOM
GM CAPITAL MARKETS LIMITED	UNITED KINGDOM
GOSEAS HOLDINGS LTD	CYPRUS
GWMJ LIMITED	UNITED KINGDOM
H. BERNSTEIN INSURANCE BROKERS LIMITED	UNITED KINGDOM
HARLEQUIN INSURANCE PCC LIMITED	GUERNSEY
JADESTONE CONSULTANTS LIMITED	CYPRUS
JOBRIDGE HOLDINGS LTD	CYPRUS
JPI MERGER SUB 1, INC.	DELAWARE
JPI MERGER SUB 2, LLC	DELAWARE
JPI MERGER SUB 3, INC.	DELAWARE
KALAHARI LIMITED	UNITED KINGDOM
KYTE CAPITAL MANAGEMENT LIMITED	UNITED KINGDOM
KYTE FUND MANAGEMENT (UK) LIMITED	UNITED KINGDOM
KYTE SECURITIES LLC	NEW YORK
LEVEL 3 ENERGY MANAGEMENT LLC	TEXAS
LFI HOLDINGS, LLC	DELAWARE
LUCERA (UK) LIMITED	UNITED KINGDOM
LUCERA FINANCIAL INFRASTRUCTURES, LLC	DELAWARE
LUCERA INFRASTRUCTURES, LLC	DELAWARE
LUCERA SERVICES, LLC	DELAWARE
MARATHON GLOBAL LIMITED	UNITED KINGDOM
MARTIN BROKERS GROUP LIMITED	UNITED KINGDOM
MAXCOR FOUNDATION INC.	NEW YORK

ENTITY NAMES	DOMESTIC JURISDICTION

MERLIN ADVISORS, LLC	DELAWARE
MINT BROKERS	NEW YORK
MINT BROKERS HOLDINGS I, LLC	DELAWARE
MINT BROKERS HOLDINGS II, LLC	DELAWARE
NEUTRAL BAY INVESTMENTS LIMITED	UNITED KINGDOM
OPTEX GROUP LIMITED	UNITED KINGDOM
PATERSON MARTIN LIMITED	UNITED KINGDOM
PERIMETER MARKETS, INC.	CANADA (ONTARIO)
POTEN & PARTNERS (AUSTRALIA) PTY. LTD.	AUSTRAILIA
POTEN & PARTNERS (HELLAS) LTD.	BRITISH VIRGIN ISLANDS
POTEN & PARTNERS (SPAIN) SL	SPAIN (MADRID)
POTEN & PARTNERS (UK) LTD.	UNITED KINGDOM
POTEN & PARTNERS Denmark ApS	DENMARK
POTEN & PARTNERS GROUP, INC.	DELAWARE
POTEN & PARTNERS HOLDINGS, LLC	DELWARE
POTEN & PARTNERS LTD.	BERMUDA
POTEN & PARTNERS PTE. LTD.	SINGAPORE
POTEN & PARTNERS, INC.	DELAWARE
POTEN & PARTNERS, LLC	DELAWARE
POTEN CAPITAL SERVICES (UK) LTD.	UNITED KINGDOM
POTEN CAPITAL SERVICES, LLC	DELAWARE
POTEN PLURAL PARTICIPACOS SERVICOS E CORRETAGEM DE CARGA MARITIMA E MERCADORIAS LTDA	BRAZIL
REMATE (USA), INC.	NEW YORK
REMATE LINCE, S.A.P.I. de C.V.	MEXICO
RISK SOLUTIONS (LONDON) LTD	UNITED KINGDOM
RMT EMPLOYMENT SERVICES HOLDINGS I, LLC	DELAWARE
RMT EMPLOYMENT SERVICES HOLDINGS II, LLC	DELAWARE
RMT EMPLOYMENT SERVICES, S. DE R.L. de C.V.	MEXICO
SBL SUNRISE BROKERS LIMITED	CYPRUS
SEMINOLE CAPITAL MARKETS, L.P.	DELAWARE
SEMINOLE FINANCIAL (EUROPE) LP	UNITED KINGDOM
SEMINOLE FINANCIAL LIMITED	UNITED KINGDOM
SISTEMAS VAR	MEXICO
STERLING BROKERS LIMITED	UNITED KINGDOM
STERLING INSURANCE BROKERS PTY LIMITED	AUSTRALIA
STERLING INTERNATIONAL BROKERS LIMITED	UNITED KINGDOM
SUNRISE BROKERS (HONG KONG) LTD	HONG KONG
SUNRISE BROKERS LLC	DELAWARE
SUNRISE BROKERS LLP	UNITED KINGDOM
SUNRISE GLOBAL BROKERS LIMITED	UNITED KINGDOM
THE EURO BROKERS RELIEF FUND, INC.	NEW YORK
TOWER BRIDGE (ONE) LIMITED	UNITED KINGDOM
TOWER BRIDGE GP LIMITED	UNITED KINGDOM
TOWER BRIDGE INTERNATIONAL SERVICES L.P.	UNITED KINGDOM
TRADESOFT TECHNOLOGIES, INC.	DELAWARE
TRADESPARK, L.P.	DELAWARE
TREASURYCONNECT LLC	DELAWARE